                                     PART B

                            FARM BUREAU MUTUAL FUNDS

                           FBL MONEY MARKET FUND, INC.
                             5400 UNIVERSITY AVENUE
                          WEST DES MOINES, IOWA  50266
                                 (515) 225-5586

                       STATEMENT OF ADDITIONAL INFORMATION

                               December 31, 1995,

                           as amended JANUARY 31, 1996



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FBL Money Market Fund, Inc. (the "Fund") dated December 1, 1995. A copy of the Prospectus may be obtained without charge by writing or calling the Fund at the address and telephone number shown above.



                                TABLE OF CONTENTS

     INVESTMENT RESTRICTIONS  . . . . . . . . . . . . . .B-2

     OFFICERS AND DIRECTORS   . . . . . . . . . . . . . .B-4

     INVESTMENT OBJECTIVE AND POLICIES  . . . . . . . . .B-9

     NET ASSET VALUE  . . . . . . . . . . . . . . . . . .B-9

     CALCULATION OF FUND'S YIELD  . . . . . . . . . . . .B-10

     RETIREMENT PLANS . . . . . . . . . . . . . . . . . .B-11

     REDEMPTIONS  . . . . . . . . . . . . . . . . . . . .B-13

     INVESTMENT ADVISER . . . . . . . . . . . . . . . . .B-13

     UNDERWRITING AND DISTRIBUTION. . . . . . . . . . . .B-16

     OTHER INFORMATION  . . . . . . . . . . . . . . . . .B-16

     FINANCIAL STATEMENTS . . . . . . . . . . . . . . . .B-17

                             INVESTMENT RESTRICTIONS

In seeking to achieve its investment objective as stated in the Prospectus, the Fund has adopted the following investment restrictions. The Fund will not:

     1. Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's assets (taken at current value at the time of investment) would be invested in securities of that issuer.

     2. Purchase more than 10% of any class of securities of any issuer other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For this purpose, all outstanding debt securities of an issuer are considered one class.)

     3. Engage in puts, calls, straddles, spreads or any combination thereof; nor engage in margin purchases, except for use of short-term credits necessary for clearance of purchases and sales of portfolio securities.

     4. Make short sales of securities or maintain a short position in securities.

     5. Invest in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein) or invest in commodities or commodity contracts, including futures contracts.

     6. Invest more than 5% of the value of the Fund's total assets (taken at current value at the time of investment) in securities of issuers, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which have a record of less than three years continuous operations, including predecessors.

     7. Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or its investment adviser own individually more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     8. Concentrate its investments in any one industry by investing 25% or more of the value of the Fund's total assets (taken at current value at the time of investment) in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, obligations of banks or savings institutions, or instruments secured by these money market instruments, such as repurchase agreements for U.S. Government securities.

     9. Make loans to others (except through the purchase of debt obligations or repurchase agreements referred to under "Investment Objective and Policies" in the Prospectus). In addition, the Fund may not invest more than 10% of its net assets (taken at current value at the time of investment) in repurchase agreements maturing in more than seven days.

     10. Borrow money, except from banks for temporary or emergency purposes and in no event in excess of 10% of its gross assets taken at the lesser of cost or market or other fair value (the Fund will not borrow in order to increase income (leveraging) but may borrow to facilitate meeting redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrowings will reduce net investment income); nor will it pledge or mortgage more than 15% of its gross assets taken at cost, except in connection with permissible borrowings discussed immediately above; nor purchase money market instruments while any such permissible borrowings are outstanding.

     11. Act as an underwriter in securities. In this connection, the Fund will not invest more than 10% of the value of its total assets in securities (except repurchase agreements) which are subject to legal or contractual restrictions on resale, or are not readily marketable.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

     13. Invest in companies for the purpose of exercising management or control.

     14. Purchase any common stocks or other equity securities, or securities convertible into stock.

     15. Issue senior securities.

     The investment restrictions described above are fundamental and may not be changed without the approval of the lesser of (i) 67% of the shares represented at the meeting of the shareholders at which the holders of 50% or more of the shares are represented in person or by proxy or (ii) more than 50% of the outstanding voting securities.

     In addition, the Fund may not: (a) purchase securities which are subject to legal or contractual restrictions on resale in excess of 5% of the value of the Fund's net assets; (b) invest in interests in oil, gas or other mineral exploration or development programs or invest in oil, gas, or other mineral leases; (c) pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities would exceed 10% of the Fund's total net assets; or (d) invest in real estate limited partnerships. These restrictions, (a) through (d), may be changed by the Board of Directors without shareholder approval.

                             OFFICERS AND DIRECTORS


     The officers and directors of the Fund, their age and their principal occupations for the past five years are set forth below, though corporate positions may, in some instances, have changed during this period. The address of the officers of the Fund is 5400 University Avenue, West Des Moines, Iowa 50266. The directors listed with an asterisk are "interested persons" of the Fund as defined in the Investment Company Act of 1940.



EDWARD M. WIEDERSTEIN*, PRESIDENT AND DIRECTOR (47)



     Farmer; President and Director, Iowa Farm Bureau Federation, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., BIC, Inc. and Farm Bureau Agricultural Business Corporation; Director, Western Farm Bureau Management Corporation, Western Farm Bureau Life Insurance Company, Western Agricultural Insurance
     Company, American Agricultural Insurance Company and Multi-Pig
     Corporation.


EUGENE R. MAAHS*, SENIOR VICE PRESIDENT, SECRETARY-TREASURER AND DIRECTOR (64)

     Senior Vice President and Secretary-Treasurer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc. and FBL Insurance Brokerage, Inc.; Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation; Senior Vice President and Assistant Secretary-Treasurer, South Dakota Farm Bureau Mutual Insurance Company; Vice President and Treasurer, Farm Bureau Management Corporation; Former Administrative Director, Iowa Farm Bureau Federation; Former Executive Vice President and Director, Communications Providers, Inc.; Co-Owner, Country Gardens.


STEPHEN M. MORAIN*, SENIOR VICE PRESIDENT, GENERAL COUNSEL, ASSISTANT SECRETARY AND DIRECTOR (50)

     General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., FBL Insurance Brokerage, Inc. and South Dakota Farm Bureau Mutual

     Insurance Company; Senior Vice President, General Counsel and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; Director, Computer Aided Design Software, Inc. and Iowa Business Development Finance Corporation; Chairman, Edge Technologies, Inc.


THOMAS R. GIBSON, EXECUTIVE VICE PRESIDENT AND GENERAL MANAGER (51)



     Executive Vice President and General Manager, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Insurance Brokerage, Inc., FBL Financial Services, Inc. and South Dakota Farm Bureau Mutual Insurance Company ; Executive Vice President, General Manager and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.



TIMOTHY J. HOFFMAN, VICE PRESIDENT, CHIEF MARKETING OFFICER (45)



     Vice President, Chief Marketing Officer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., South Dakota Farm Bureau Mutual Insurance Company and FBL Insurance Brokerage, Inc. ; President and Director, FBL Marketing Services, Inc. and FBL Education Services, Inc.; Vice President, Chief Marketing Officer and Director, FBL Investment Advisory Services, Inc.



WILLIAM J. ODDY, VICE PRESIDENT, CHIEF OPERATING OFFICER AND ASSISTANT GENERAL MANAGER (51)



     Vice President, Chief Operating Officer and Assistant General Manager, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company, Farm Bureau Mutual Insurance Company, South Dakota Farm Bureau Mutual Insurance Company and FBL Financial Services, Inc.; President, Treasurer and Director, Communications Providers, Inc.; Vice President, Chief Operating Officer, Assistant General Manager, Treasurer and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.; President and Director, FBL Real Estate Ventures, Ltd. and RIK, Inc.

RICHARD D. WARMING, VICE PRESIDENT, CHIEF INVESTMENT OFFICER (62)



     Vice President, Chief Investment Officer and Assistant Treasurer, Farm Bureau Multi-State Services, Inc., Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Utah Farm Bureau Insurance Company, FBL Financial Services, Inc., Farm Bureau Mutual Insurance Company Western Agricultural Insurance Company, Western Farm Bureau Mutual Insurance Company and South Dakota Farm Bureau Mutual Insurance Company, ; President and Director, FBL Leasing Services, Inc. and FBL Investment Advisory Services, Inc.; Vice President, Chief Investment Officer and Director, FBL Marketing Services, Inc.; Vice President, Secretary and Director, RIK, Inc.; Secretary and Director, FBL Real Estate Ventures, Ltd.



DENNIS M. MARKER, INVESTMENT VICE PRESIDENT, ADMINISTRATION AND ASSISTANT SECRETARY (44)



     Investment Vice President, Administration, Farm Bureau Life Insurance Company, Universal Assurors Life Insurance Company, Western Farm Bureau Life Insurance Company, FBL Insurance Brokerage, Inc., Farm Bureau Mutual Insurance Company, Utah Farm Bureau Insurance Company and South Dakota Farm Bureau Mutual Insurance Company; Vice President and Director, FBL Leasing Services, Inc; Investment Vice President, Administration, Secretary and Director, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.




SUE A. CORNICK, MARKET CONDUCT AND MUTUAL FUNDS MANAGER AND ASSISTANT SECRETARY
(35)



     Market Conduct and Mutual Funds Manager and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.



KRISTI ROJOHN, ASSISTANT SECRETARY (32)


     Senior Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.

ELAINE A. FOLLOWWILL, ASSISTANT SECRETARY (25)



     Compliance Assistant and Assistant Secretary, FBL Investment Advisory Services, Inc. and FBL Marketing Services, Inc.




DONALD G. BARTLING, DIRECTOR (68)
Box 104
Herman, Nebraska  68029


     Farmer; Partner, Bartling Brothers Partnership (farming business) and BBK (farming partnership); Director, Papio Missouri River Natural Resources District.


JOHN R. GRAHAM, DIRECTOR (50)
1512 Country Club Place
Manhattan, Kansas  66502



     Executive Vice President, Kansas Farm Bureau, Kansas Farm Bureau Services, Kansas Agricultural Marketing Association, FB Services Insurance Agency, Kansas Farm Bureau Life Insurance Company, The Farm Bureau Mutual Insurance Company, Inc., Kansas Farm Bureau Reinsurance Company, Inc. and KFB Insurance Company, Inc.; Chairman, Chief Executive Officer and Director, FB Capital Management, Inc. of Kansas; Director, National Association of Independent Insurers, Didde Corporation, Farm Bureau Mutual Insurance Agency of Kansas and Kansas State Travel Agency, Inc.; Partner, Arthur-Graham Rental Properties, CM Brass and G&H Real Estate Investments; Trustee, Master Teacher Employee Benefit Pension Trust.



ERWIN H. JOHNSON, DIRECTOR (52)
1841 March Avenue
Charles City, Iowa  50616


     Farmer; Owner and Manager, Center View Farms Co.; Director, First Security Bank and Trust Co., Charles City, Iowa; Farm Associate, Iowa State University Cooperative Extension Service; Voting Delegate, Former President and Director, Floyd County Farm Bureau.


ANN JORGENSEN, DIRECTOR (55)
R.R. 1, Box 43
Garrison, Iowa  52229


     Private Investor; Farm and Business Management; Partner, Jorg-Anna Farms; President and Founder, Farm Home Offices; Vice President, Timberlane Hogs Limited; Director, Iowa Department of Economic Development; Chairperson, Rural

     Development Council; Member, Iowa Agriculture Products Advisory
     Council; Secretary, Iowa Public Television Foundation, Iowa Freedom International Foundation, Friends of the U.I.H.C.; Former Director and Chairperson, Iowa's Alcoholic Beverage Control Commission; Former Regent, State of Iowa Board of Regents; Former Director, Iowa Public Television and University of Iowa Hospitals and Clinics.


DALE W. NELSON, DIRECTOR (76)
4216 Patricia Drive
Des Moines, Iowa  50322


     Retired; Former Executive Director and Secretary-Treasurer, Iowa Farm Bureau Federation and affiliated companies; Former Senior Vice President, Secretary- Treasurer and Director of the Fund and FBL Series Fund, Inc.


CURTIS C. PIETZ, DIRECTOR (64)
R. R. 3, Box 79
Lakefield, Minnesota  65150


     Farmer; Director and Part Owner, Storden Seed and Chemical Service, Inc.; Director, Minnesota Rural Finance Authority; Former Program Evaluator, Minnesota Department of Vocational Education; Former President, Jackson County Farm Bureau; Former Chairman and Director, Southwest Farm Management Association; Director, F.C.S.


     The officers and directors of the Fund also serve in similar capacities as officers and directors of FBL Series Fund, Inc. and as officers and trustees of FBL Variable Insurance Series Fund. Several of the officers and directors of the Fund are also officers and directors of the Adviser. The Fund pays no direct remuneration to any officer of the Fund. Each of the directors who is not affiliated with the Adviser receives a fee of $115 plus expenses from the Fund for each directors' meeting attended. For the fiscal year ended July 31, 1995, directors' fees paid by the Fund totalled $2,580.



     The following table sets forth the compensation received by all Directors of the Fund for the fiscal year ended July 31, 1995. The information in the last column of the table sets forth the total compensation received by all Directors for calendar year 1994 for service as a Director of the Fund and other funds in the FBL Family.




                                          Pension and
                                           Retirement
                         Aggregate      Benefits Accrued     Total Compensation
                         Compensation   as Part of Fund     from all funds in the
Name of Director         From the Fund      Expenses             FBL Family
----------------         -------------  ----------------    ---------------------

                                       B-8

Donald G. Bartling       $    430            0              $    1,200
John R. Graham                430            0                   1,200
Erwin H. Johnson              430            0                   1,200
Ann Jorgensen                 430            0                   1,200
Eugene R. Maahs                 0            0                       0
Stephen M. Morain               0            0                       0
Dale W. Nelson                430            0                   1,200
Curtis C. Pietz               430            0                   1,200
Merlin D. Plagge(1)             0            0                       0

(1) Resigned as Director and President of The Fund effective December 31,
1995.


     As of October 31, 1995, the directors and officers as a group owned less than 1% of the then outstanding shares of the Fund, and no shareholder of record owned 5% or more of the Fund's outstanding shares.



                        INVESTMENT OBJECTIVE AND POLICIES

     The following information supplements the information set forth in the Prospectus under the caption "INVESTMENT OBJECTIVE AND POLICIES."

     It is the Fund's intention, as a general policy, to hold securities to maturity. Nevertheless, the Fund may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. Redemptions of Fund shares could also necessitate the sale of portfolio securities at times when such sales would not be otherwise desirable. While the Fund intends to invest in high quality money market instruments, these investments are not entirely without risk. An increase in interest rates will generally reduce the market value of the Fund's portfolio investments and a decline in interest rates will generally increase the value of the Fund's portfolio investments. Securities which are not issued or guaranteed by the U.S. Government are subject to the possibility of default by the issuer. Those obligations having the maximum degree of security tend to have proportionately lower yields. Since the Fund's assets will be invested in securities with short maturities and the Fund will manage its portfolio as described above, the Fund's portfolio of money market instruments may be expected to turn-over several times a year. Since securities with maturities of less than one year are excluded from required portfolio turnover calculations, the Fund's portfolio turnover rate for reporting purposes is zero. Of course, there can be no assurance that the Fund will achieve its objective.

                                 NET ASSET VALUE


     The net asset value per share of the Fund is determined as of the earlier of the close of the New York Stock Exchange or 3:00 p.m. (Central Time), on each day the Exchange is open for business, except the Tuesday after Christmas and the day after Thanksgiving, and on each other day on which there is a sufficient degree of trading in the Fund's investments that it might affect the net asset value, except that the net asset value will not be computed on a day when no orders for purchase or redemption of shares are received. If the Fund offices should be closed because of a weather-related or comparable type of emergency, and the Fund is unable to segregate orders and redemption requests received on the emergency closed day, then the Fund will price those orders and redemptions at the net asset value next determined. The Fund's net asset value is computed by dividing the total value of the Fund's securities and other assets, less liabilities (including dividends payable), by the number of Fund shares outstanding. The net asset value per share is ordinarily $1.00. The Fund's total assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act of 1940. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund's portfolio valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more were to occur between the Fund's $1.00 per share net asset value and the net asset value calculated by reference to market valuations, or if there were any other deviation which the Board of Directors believed would result in dilution or other unfair results material to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. The Fund reserves the right to calculate or estimate the net asset value more frequently than once a day if deemed desirable.


     The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities increases; and when yields increase, the market value of the portfolio invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity at a price below the Fund's carrying value. Also, because the portfolio generally will be valued at amortized cost rather than market, any yield quoted may be different if the entire portfolio were valued at market since amortized cost does not take market fluctuations into consideration.

                           CALCULATION OF FUND'S YIELD


     The Fund's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows: The Fund's net investment income per share (accrued interest on portfolio securities, plus or minus amortized premium or discount, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365. The resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. The Fund's yield for the seven-day period ended July 31, 1995 was 4.39%.



     The Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of the assumed compounding. The formula for the effective yield is (base period return
+1)to the power of(365/7) - 1. The Fund's effective yield for the seven-day period ended July 31, 1995 was 4.49%.


     The Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Fund is held, but also on such matters as any realized gains and losses, unrealized appreciation and depreciation and changes in Fund expenses.

                                RETIREMENT PLANS

     The Fund offers a variety of retirement investment programs whereby contributions are invested in shares of the Fund, and any dividends (and capital gain distributions, if any) are reinvested in additional full and fractional shares of the Fund. The Fund has waived the minimum investment requirement for an account opened under any of these programs and subsequent investments can be in any amount (subject to plan limitations).

SELF-EMPLOYED INDIVIDUAL RETIREMENT PLANS

     The Fund has available for self-employed individuals a form of Paired Defined Contribution Plan, Trust Agreement and related Custodial Agreement (Keogh Plan) under IRS approved prototypes. A self-employed individual has complete discretion to make his or her own fee arrangements with the custodial bank of his or her selection, instead of using the custodian named herein on the terms described under "General" below. The maximum annual tax deductible amount for contributions is generally the lesser of 25% of earned income or $30,000. For further details, including the right of appointing a successor custodian, refer to the Plan, Trust Agreement and Custodial Agreement available from the Fund.

INDIVIDUAL RETIREMENT ACCOUNTS

     The Fund has available Individual Retirement Accounts (IRAs) under IRS
approved prototypes.   A full $2,000 deduction for IRA contributions is
available only to (1) taxpayers who are not active participants in an employer-sponsored retirement plan and (2) taxpayers who are active participants in an employer-sponsored plan, but have adjusted gross income below a specified level. For these purposes, a taxpayer will generally be deemed to be an active participant in an employer-sponsored retirement plan if for any part of the taxable year either the employee or his or her spouse is an active participant under a qualified pension plan, a qualified profit sharing or money purchase plan, a 403(b) annuity program, a Simplified Employee Pension plan, or a government plan (other than a plan maintained for state and local employees under section 457 of the Internal Revenue Code). Married taxpayers filing a joint return who are active participants in an employer-sponsored plan may make a tax deductible IRA contribution of up to $2,000 ($2,250 spousal) if their adjusted gross income is $40,000 or less. Between $40,000 and $50,000 of adjusted gross income, the IRA deduction is phased-out. For single taxpayers who are active participants in an employer-sponsored plan, the $2,000 deductible IRA contribution is similarly phased-out between $25,000 and $35,000 of adjusted gross income. To the extent the IRA deduction is reduced or eliminated by the phase-out rule, an individual may elect to make nondeductible IRA contributions that, when combined with the deductible contributions, may not exceed $2,000 ($2,250 for a spousal IRA). The income on the IRA contribution will not be taxed until withdrawn.

     For a period of seven days after establishment of an IRA Account and receipt of a disclosure statement, the investor may revoke his or her application and the full payment made to the Account will be returned. Form 5305-A, available from the Distributor, FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, is to be used to establish an Account. The form should be consulted for detailed information, including circumstances under which redemption requests must be accompanied by a declaration of intent as to the disposition of the amount distributed.

TAX-SHELTERED 403(b) PLANS


     The Fund has available Tax-Deferred Plans under section 403(b) of the Internal Revenue Code. Certain tax-exempt organizations and public schools may establish such plans under which they will be able to make contributions which are not currently taxable to their employees. For further details, contact the Fund.


CORPORATE PENSION AND PROFIT SHARING PLANS

     Accounts for corporate pension and profit sharing plans (IRS approved prototypes as well as other plans) are available. For further details, contact the Fund.

PUBLIC EMPLOYER DEFERRED COMPENSATION PLANS

     Employees of state, county and municipal agencies may make investments with pre-tax dollars through eligible deferred compensation plans authorized under section 457 of the Internal Revenue Code. Contributions and earnings are tax-sheltered until the funds are actually paid to the employee. Plans and Administrative Services are available to states, counties and municipalities to provide a tax-sheltered program for employees. For further details, contact the Fund.

GENERAL


     Investors Fiduciary Trust Company of Kansas City, Missouri, serves as custodian and provides the services required for Keogh Plans, Individual Retirement Plans, section 403(b) Plans and corporate pension and profit sharing plans. An annual maintenance fee, currently $10, will be collected annually by redemption of shares or fractions thereof from each participant's account. FBL Investment Advisory Services, Inc. performs plan services for a portion of the fee and during the fiscal year ended July 31, 1995 received $1,210 for its services. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.


     Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.


                                   REDEMPTIONS

     The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for trading (other than customary weekend and holiday closings); (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonable or practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Securities and Exchange Commission by order permits such suspension for the protection of the Fund's investors. In such event, redemption will be effected at the net asset value next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request in writing and the request has been received by FBL Investment Advisory Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, prior to the day of such determination of net asset value.

                               INVESTMENT ADVISER


     The following information supplements the information set forth in the Prospectus under the caption "MANAGEMENT OF THE FUND." Pursuant to an Investment Advisory and Management Services Agreement dated February 23, 1981 (the "Agreement"), FBL Investment Advisory Services, Inc. ("FBL" or "Adviser"), acts as the Fund's investment adviser and manager subject to the supervision of the Fund's Board of Directors. FBL has served as investment adviser and manager since the Fund commenced operations in March, 1981. FBL is a wholly-owned subsidiary of FBL Financial Services, Inc., which is a wholly-owned subsidiary of Farm Bureau Life Insurance Company, an Iowa insurance company, which is a wholly-owned subsidiary of Farm Bureau Multi-State Services, Inc., an Iowa corporation, 64% of whose outstanding voting shares are in turn owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: FBL Series Fund, Inc. and FBL Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.


     The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from issuers directly, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

     Under the Agreement, the Adviser handles the investment and reinvestment of the Fund's assets and provides for the Fund, at the Adviser's expense, office space and facilities, simple business equipment, advisory, research and statistical facilities, clerical services and personnel as may be necessary to administer the business affairs of the Fund. The Adviser also has agreed to arrange for any of its officers and directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.


     As compensation for the investment advisory and management services and the aforementioned facilities and administrative services to be provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, on a graduated basis of .50% of the first $200 million of average daily net assets, .40% on the next $200 million of average daily net assets, .35% on the next $200 million of average daily net assets and .30% of average daily net assets over $600 million. For the fiscal years ended July 31, 1995, 1994 and 1993 the Fund's investment advisory and management fee expense was $96,398, $106,225 and $139,928, respectively.


     The Adviser is not required to pay expenses of the Fund other than as set forth above. The Fund pays such other expenses, which include net asset value calculations; portfolio transaction costs; interest on Fund obligations; stock certificates; miscellaneous reports; membership dues; all expenses of registration of its shares under federal and state securities laws; all expenses of Shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; investor services (including allocable telephone and personnel expenses incurred by the Adviser); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of independent auditors, legal counsel, custodian, transfer and dividend disbursing agent and any fees of Directors who are not affiliated with the Adviser; insurance premiums for fidelity bond and other coverage of the Fund's operations.
However, the Adviser has agreed that the management fee will be reduced, or it will reimburse the Fund, by any amount necessary to prevent the Fund's total expenses (including the management fee but excluding brokerage, interest, taxes and extraordinary expenses) from exceeding the most restrictive limit on expenses prescribed by any state in which Fund shares are offered for sale. The reduction or reimbursement, however, shall not exceed the amount of the advisory fee for such period. It is Management's understanding that no state in which Fund shares are currently offered for sale presently imposes an expense limitation.

     The Agreement continues in effect from year-to-year as long as its continuation is approved annually by vote of a majority of the Fund's outstanding shares or by its Board of Directors, including, in either event, a majority of those directors who are not parties to such agreement or "interested persons" (as such term is defined in the Investment Company Act of 1940) of any such party except in their capacity as directors of the Fund. It may be terminated without penalty at any time upon 60 days' notice by the Adviser, or by the Fund by vote of the Fund's Board of Directors, or by a majority vote of the Fund's outstanding shares and would terminate automatically upon assignment. The Agreement may be amended only with the approval of a majority of the outstanding voting securities of the Fund.

     The Agreement provides that the Adviser shall not be liable for error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except loss resulting from bad faith, gross negligence or willful misfeasance of the Adviser.

     PORTFOLIO TRANSACTIONS: Purchases and sales of portfolio securities are normally principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid by the Fund for such purchases and none were paid during the last three fiscal years. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is the most favorable price and execution of orders.

     Subject to this primary consideration, while there is no understanding or arrangement to do so, FBL may place the Fund's portfolio transactions with firms that furnish research, statistical and other services. FBL regards information which is customarily available only in return for brokerage as among the many elements to be considered in determining placement of securities transactions. No specific value can be determined for most such information and services and they are deemed supplemental to FBL's own efforts in the performance of its duties under the investment advisory agreement. Any research benefits derived are available for all clients of FBL.

     The investment decisions for the Fund are reached independently from those for the other mutual funds and other clients whose investments are managed by FBL. Such other clients may also make investments in money market instruments at the same time as the Fund. When both the Fund and one or more of such clients have amounts available for investment in money market instruments, available investments are allocated as to amount in a manner considered equitable to each. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. It is the opinion of the Board of Directors that the benefits available because of FBL's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Fund.


     Messrs. Morain, Gibson, Hoffman, Marker, Oddy, Warming and Mses. Cornick, Rojohn and Followwill, directors and/or officers of the Fund, are also directors and/or officers of FBL as indicated under "MANAGEMENT OF THE FUND" in the Prospectus.


                          UNDERWRITING AND DISTRIBUTION

     Pursuant to an underwriting agreement dated December 31, 1983, FBL Investment Advisory Services, Inc. (the "Distributor") serves as principal underwriter and sole distributor of the Fund's shares, acting as the exclusive agent of the Fund in the sale of its shares to securities dealers who in turn sell the shares to the public. The Distributor has agreed to use its best efforts to distribute shares of the Fund. The Distributor pays expenses incident to the sale and distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance, and circulation of advertising and public relations material.

     The terms of termination and assignment under the underwriting agreement are the same as those under the investment advisory agreement except that termination for reasons other than assignment of the agreement requires six months' notice.

     The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and the cost of qualifying and maintaining the qualification of the Fund's shares under securities laws of the various states. The Fund also pays expenses incident to the issuance of its shares, such as the cost of certificates, issue taxes and transfer and dividend disbursing fees.